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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 14, 2001


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






New York                                 1-892                   34-0252680
(State or Other                       (Commission             (IRS Employer
Jurisdiction of                       File Number)           Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000



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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)      Financial Statements of Businesses Acquired.

              None.

     (b)      Pro Forma Financial Information

              None.

     (c)      Exhibits

              Exhibit 99.1 Excerpt from presentation materials of the Chairman and Chief Executive Officer of The B.F.Goodrich Company to be delivered on February 14, 2001 at the SG Cowen Aerospace Conference.

ITEM 9.  REGULATION FD DISCLOSURE

         On February 14, 2001, the Chairman and Chief Executive Officer of The B.F.Goodrich Company will be making a presentation at the SG Cowen Aerospace Conference. An excerpt from the presentation materials to be delivered by him at the conference is filed as Exhibit 99.1 hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE B.F.GOODRICH COMPANY
                                            (Registrant)


Date:  February 14, 2001                    By:   /s/ Kenneth L. Wagner
                                                  -----------------------------
                                                  Kenneth L. Wagner
                                                  Assistant Secretary


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